                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CALPINE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                    Calp.eps

                              CALPINE CORPORATION

                          50 WEST SAN FERNANDO STREET
                               SAN JOSE, CA 95113
                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 27, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Calpine Corporation, a Delaware corporation (the "Company"), will be held at the Hyatt Sainte Claire, located at 302 South Market Street, San Jose, California 95113, at 9:00 a.m., Pacific Time, on May 27, 1999, for the purpose of considering and voting upon the following matters:

     1. To elect two (2) Class III Directors to the Board of Directors, each to serve for a term of three years;

     2. To ratify the selection of Arthur Andersen LLP as independent accountants for the Company for the year ending December 31, 1999; and

     3. To transact such other business as may properly come before the meeting and any adjournments or postponement thereof.

     These matters are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 31, 1999 are entitled to notice of and to vote at the 1999 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the office of the Secretary of the Company, 50 West San Fernando Street, San Jose, CA 95113, for at least ten days prior to the meeting, and will also be available for inspection at the meeting.

     Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. Your proxy may be revoked at any time prior to the time it is voted.

     Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          By Order of the Board of Directors

                                          Peter Cartwright
                                          Chairman of the Board, President
                                          and Chief Executive Officer
April 9, 1999
San Jose, CA

                              CALPINE CORPORATION
                          50 WEST SAN FERNANDO STREET
                               SAN JOSE, CA 95113

                                PROXY STATEMENT
                                    FOR THE
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF

                              CALPINE CORPORATION

                           TO BE HELD ON MAY 27, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is being furnished to the stockholders of Calpine Corporation, a Delaware corporation ("Calpine" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 1999 Annual Meeting of Stockholders of the Company, to be held at 9:00 a.m., Pacific Time, on May 27, 1999, at the Hyatt Sainte Claire, and at any and all adjournments or postponements thereof. At the 1999 Annual Meeting of Stockholders, the stockholders of the Company are being asked to consider and vote upon (i) the election of two Class III Directors, each to serve for a term of three years, and (ii) a proposal to ratify the appointment of the Company's independent accountants for the year ending December 31, 1999.

     This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of the Company on or about April 9, 1999. The Company's 1998 Annual Report to Stockholders, which includes audited financial statements, is being mailed to stockholders of the Company concurrently with this Proxy Statement. Additional copies are available without charge upon request. The 1998 Annual Report to Stockholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made. In compliance with Rule 14a-3 promulgated under the Securities Exchange Act of 1934, the Company hereby undertakes to provide without charge to each person upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, including the financial statements and financial schedules thereto. Requests for such copies or additional copies of the 1998 Annual Report to Stockholders should be directed to the Secretary of the Company, 50 West San Fernando Street, San Jose, CA 95113.

RECORD DATE, SHARE OWNERSHIP AND VOTING

     The close of business on March 31, 1999 was the record date (the "Record Date") for stockholders entitled to notice of and to vote at the 1999 Annual Meeting of Stockholders. At the close of business on the Record Date, there were 26,267,297 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), outstanding.

     Each stockholder will be entitled to one vote per share, in person or by proxy, for each share of Common Stock held in such stockholder's name as of the Record Date on any matter submitted to a vote of stockholders at the 1999 Annual Meeting of Stockholders. An affirmative vote of a majority of the shares of Common Stock present and voting at the meeting is required for approval of all items being submitted to the stockholders for their consideration. In determining whether each of the proposals submitted to a vote of stockholders has received the requisite number of affirmative votes (i) abstentions will be counted and will have the same effect as a vote against the proposal, except that abstentions will not be counted as votes cast in connection with determining the number of votes required to elect a director and will have no effect on the outcome of that vote and (ii) proxies for which the broker does not have discretionary authority and has not received voting instructions from the beneficial owners ("broker non-votes") will be disregarded and will have no effect on the outcome of such vote.

     The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the 1999 Annual Meeting of Stockholders. All abstentions and broker non-votes will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting.

PROXIES AND SOLICITATION COSTS

     Shares of Common Stock represented by properly executed proxies received on time for voting at the 1999 Annual Meeting of Stockholders will, unless such proxy has previously been revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, the persons named in the accompanying form of proxy intend to vote all properly executed proxies received by them (i) FOR the election of the Board of Director's nominees as Class III Directors and (ii) FOR the ratification of the selection of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 1999. No business other than as set forth in the accompanying Notice of Annual Meeting is expected to come before the 1999 Annual Meeting of Stockholders, but should any other matter requiring a vote of stockholders be properly brought before the 1999 Annual Meeting of Stockholders, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

     This solicitation is being made by the Company. The entire cost of soliciting proxies will be borne by the Company. Solicitation will be made by mail, and may be made personally or by telephone by officers and other employees of the Company who will not receive additional compensation for such solicitation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, 50 West San Fernando Street, San Jose, CA 95113, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the 1999 Annual Meeting of Stockholders and voting in person. Attendance at the 1999 Annual Meeting of Stockholders will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company no later than December 22, 1999, in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. The proposal must be mailed to the Secretary of the Company, 50 West San Fernando Street, San Jose, CA 95113. Such proposals may be included in the Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                MATTERS TO BE CONSIDERED AT 1999 ANNUAL MEETING

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

GENERAL

     The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes shall be filled by either the affirmative vote of the holders of a majority of the then-outstanding shares of the Company's Common Stock or by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors. Newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines otherwise, be filled only by the affirmative vote of the directors then in office, even if less than a quorum of the Board of Directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Company's Restated Certificate of Incorporation provides that the number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. The authorized number of directors is currently set at seven. Two seats on the Board of Directors, currently held by Peter Cartwright and Susan C. Schwab, have been designated as Class III Board seats, with the term of the directors occupying such seats expiring as of the 1999 Annual Meeting of Stockholders. The directors elected to Class I will continue to hold office until the 2000 Annual Meeting of Stockholders or until the director's successor has been elected and qualified. The directors elected to Class II will continue to hold office until the 2001 Annual Meeting of Stockholders or until the director's successor has been elected and qualified.

     At the 1999 Annual Meeting of Stockholders, two Class III Directors are to be elected to serve three-year terms ending at the 2002 Annual Meeting of Stockholders or until their respective successors are elected and qualified or their earlier death, resignation or removal. The nominees for the Board of Directors designated to serve as Class III are set forth below.

     The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below, unless instructions to the contrary are marked on the proxy. In the event that a nominee is unable or declines to serve as a director at the time of the 1999 Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

     Set forth in the table below is a list of the Company's directors and executive officers, together with certain biographical information.

         NAME           AGE             PRINCIPAL OCCUPATION             CLASS
         ----           ---             --------------------             -----
Peter Cartwright......  69    Chairman of the Board, President and       III
                              Chief Executive Officer of Calpine
Ann B. Curtis.........  48    Executive Vice President, Chief Financial   II
                                Officer and Corporate Secretary of
                                Calpine
Jeffrey E. Garten.....  52    Dean of the Yale School of Management       I
Susan C. Schwab.......  44    Dean of the School of Public Affairs at    III
                              the University of Maryland
George J. Stathakis...  68    International Investment Banker             I
John O. Wilson........  60    Senior Research Fellow, Berkeley            I
                              Roundtable on the International Economy
                                and Executive Vice President and Chief
                                Economist, SDR Capital Management
V. Orville Wright.....  78    Retired Co-Chief Executive Officer of MCI   II
                                Communications Corp.

NOMINEES FOR CLASS III DIRECTORS WITH TERMS EXPIRING IN 2002

     PETER CARTWRIGHT founded the Company in 1984 and has since served as a Director and as the Company's President and Chief Executive Officer. Mr. Cartwright became Chairman of the Board of Directors of the Company on September 19, 1996. From 1979 to 1984, Mr. Cartwright was Vice President and

General Manager of Gibbs & Hill's Western Regional Office. From 1960 to 1979, Mr. Cartwright worked for General Electric's Nuclear Energy Division. His responsibilities included plant construction, project management and new business development. He served on the Board of Directors of nuclear fuel manufacturing companies in Germany, Italy and Japan. Mr. Cartwright was responsible for General Electric's technology development and licensing programs in Europe and Japan. Mr. Cartwright obtained a Master of Science Degree in Civil Engineering from Columbia University in 1953 and a Bachelor of Science Degree in Geological Engineering from Princeton University in 1952.

     SUSAN C. SCHWAB became a Director of the Company in January 1997. Dr. Schwab has served as Dean of the School of Public Affairs at the University of Maryland since August 1995. Dr. Schwab served as Director, Corporate Business Development at Motorola, Inc. from July 1993 to August 1995. She also served as Assistant Secretary of Commerce for the U.S. and Foreign Commercial Service from March 1989 to May 1993.

CLASS I DIRECTORS WITH TERMS EXPIRING IN 2000

     JEFFREY E. GARTEN became a Director of the Company in January 1997. Mr. Garten has served as Dean of the Yale School of Management and William S. Beinecke Professor in the Practice of International Trade and Finance since November 1995. Mr. Garten served as Undersecretary of Commerce of International Trade from November 1993 to October 1995. He was a managing director of The Blackstone Group, an investment banking firm, from October 1990 to October 1992. Prior thereto, Mr. Garten founded and managed The Eliot Group, a small investment bank, from November 1987 to October 1990, and served as managing director of Lehman Brothers from January 1979 to November 1987.

     GEORGE J. STATHAKIS became a Director of the Company on September 19, 1996 and has served as a Senior Advisor to the Company since December 1994. Mr. Stathakis has been providing financial, business and management advisory services to numerous corporations since 1985. He also served as Chairman of the Board and Chief Executive Officer of Ramtron International Corporation, an advanced technology semiconductor company, from 1990 to 1994. From 1986 to 1989, he served as Chairman of the Board and Chief Executive Officer of International Capital Corporation, a subsidiary of American Express. Prior to 1986, Mr. Stathakis served thirty-two years with General Electric Corporation in various management and executive positions. During his service with General Electric Corporation, Mr. Stathakis founded the General Electric Trading Company and was appointed its first President and Chief Executive Officer.

     JOHN O. WILSON became a Director of the Company in January 1997. Mr. Wilson has served as a Senior Research Fellow at the Berkeley Roundtable on the International Economy and as Executive Vice President and Chief Economist of SDR Capital Management since January 1999. Mr. Wilson served as Executive Vice President and Chief Economist at Bank of America from August 1984 to January 1999. He joined Bank of America in June 1975 as Director of Economics-Policy Research. He served as a faculty member at the University of California at Berkeley from September 1979 to June 1991, at the University of Connecticut from September 1974 to June 1975, and at Yale University from January 1967 to September 1970. Mr. Wilson also served as Director of Regulatory Analysis of the U.S. Atomic Energy Commission from April 1972 to October 1972, as Director of Welfare Reform of the Department of Health, Education and Welfare from April 1971 to April 1972, and as Assistant Director of the U.S. Office of Economic Opportunity from August 1969 to April 1971.

CLASS II DIRECTORS WITH TERMS EXPIRING IN 2001

     ANN B. CURTIS has served as Executive Vice President of the Company since August 1998, and before that was Senior Vice President of the Company since September 1992, and has been employed by the Company since its inception in 1984. Ms. Curtis became a Director of the Company on September 19, 1996. She is responsible for the Company's financial and administrative functions, including the functions of general counsel, corporate and project finance, accounting, human resources, public relations and investor relations. Ms. Curtis also has overall management responsibility for the Company's Western, Central and Eastern Regional Offices, and serves as Chief Financial Officer and Corporate Secretary for the Company. From the

Company's inception in 1984 through 1992, she served as the Company's Vice President for Management and Financial Services. Prior to joining Calpine, Ms. Curtis was Manager of Administration for Gibbs & Hill, Inc. ("Gibbs & Hill"), an architect -- engineering firm which specialized in power engineering projects.

     V. ORVILLE WRIGHT became a Director of the Company in January 1997. Mr. Wright served in various positions with MCI Communications Corp., including Vice Chairman and Co-Chief Executive Officer from 1988 to 1991, Vice Chairman and Chief Executive Officer from 1985 to 1987, and President and Chief Operating Officer from 1975 to 1985. Prior to 1975, Mr. Wright served in senior positions at Xerox Corp. from 1973 to 1975, at Amdahl Corporation from 1971 to 1973, at RCA from 1969 to 1971, and at IBM from 1949 to 1969.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Company's Board of Directors held eleven (11) meetings in 1998. The Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. There is currently no Nominating Committee. The Audit Committee meets with the Company's finance and accounting managers and its independent public accountants to review the adequacy of internal controls and the results and scope of the audit and other services provided by the independent auditors. The Audit Committee is comprised of John O. Wilson (Chair), Jeffrey E. Garten and V. Orville Wright. The Audit Committee held three
(3) meetings during 1998. The Compensation Committee administers salaries, incentives and other forms of compensation for executive officers of the Company, as well as certain incentive compensation and benefit plans of the Company. The Compensation Committee is comprised of Susan C. Schwab (Chair), Jeffrey E. Garten, and V. Orville Wright. The Compensation Committee held four
(4) meetings in 1998. The Executive Committee is empowered to take actions on behalf of the Board of Directors, particularly in the event such action were necessary on short notice. The Executive Committee is comprised of Peter Cartwright (Chair), George J. Stathakis and John O. Wilson. The Executive Committee did not hold any meetings in 1998.

DIRECTOR COMPENSATION

     Non-employee members of the Board are each paid an annual fee of $25,000 and are reimbursed for all expenses incurred in attending meetings of the Board of Directors or any committee thereof. The chair of the Compensation Committee and the Audit Committee receive an additional annual fee of $5,000. Under the Automatic Option Grant Program in effect under the Company's 1996 Stock Incentive Plan (the "1996 Plan"), each individual who first joins the Board as a non-employee Board member will receive, at the time of his or her initial election or appointment to the Board, an option grant to purchase 10,000 shares of Common Stock. On the date of each Annual Meeting of Stockholders, each individual who is to continue to serve as a non-employee Board member will receive an option grant under the Automatic Option Grant Program to purchase an additional 1,500 shares of Common Stock, provided such individual has served as a Board member for at least six months. Each option granted under the Automatic Option Grant Program has an exercise price per share equal to the fair market value per share of Common Stock on the grant date and a maximum term of ten (10) years measured from such grant date, subject to earlier termination upon the optionee's cessation of Board service. Each option granted under the Automatic Option Grant Program is immediately exercisable for all the option shares, but any shares purchased upon exercise of the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 10,000-share grant will vest in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the grant date. The shares subject to each 1,500-share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. However, option shares issuable upon exercise of options granted under the Automatic Option Grant Program will immediately vest on an accelerated basis upon certain changes in control of the Company or upon the death or disability of the optionee while a Board member.

     Non-employee Directors are also eligible to participate in the Director Fee Option Grant Program in effect under the 1996 Plan, pursuant to which they may elect to apply a portion or all of their annual retainer fee towards the acquisition of special below-market option grants. On January 2, 1998, Messrs. Stathakis and Wilson, in connection with their elections to apply $30,000 of their cash retainer fee for the 1998 fiscal year to the acquisition of a special grant under the Director Fee Option Grant Program, were each granted options for 2,903 shares of Common Stock under that program. Mr. Wright, in connection with his election to apply $25,000 of his cash retainer fee for the 1998 fiscal year to the acquisition of a special grant, was granted an option for 2,419 shares of Common Stock under the Director Fee Option Grant Program. The options have an exercise price of $5.166 per share, one-third of the fair market value per share of the Common Stock on the grant date. Accordingly, the spread on the option shares at the time of grant (the fair market value of the option shares less the aggregate exercise price) was equal to the $30,000, $30,000 and $25,000 of the cash retainer fees which Messrs. Stathakis, Wilson and Wright (respectively) elected to apply to their grants. The options became fully exercisable on December 31, 1998. The options have a maximum term of 10 years measured from the grant date, subject to earlier termination of two (2) years following cessation of Board service.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" the election of the nominees listed above.

                                 PROPOSAL TWO:

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP served as independent public accountants for the Company for the fiscal year ended December 31, 1998. Subject to stockholder ratification, the Board of Directors has reappointed the firm to continue in this capacity for the year ending December 31, 1999. Accordingly, a resolution will be presented at the 1999 Annual Meeting of Stockholders to ratify the selection of Arthur Andersen LLP by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 1999, and to perform other appropriate services. In the event that stockholders fail to ratify the selection of Arthur Andersen LLP, the Board of Directors would reconsider such selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent public accounting firm at anytime during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

     One or more representatives of Arthur Andersen LLP are expected to be present at the 1999 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that stockholders vote "FOR" such ratification.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the 1999 Annual Meeting of Stockholders other than those set forth herein and in the Notice accompanying this Proxy Statement. However, if any other matters properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgement. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 26, 1999 by: (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) each Director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table, and (iv) all executive officers and Directors of the Company as a group.

                                                     NUMBER OF SHARES      PERCENTAGE OF SHARES
      NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIALLY OWNED(1)   BENEFICIALLY OWNED(1)
      ------------------------------------         ---------------------   ---------------------
Lazard Freres & Co. LLC(2).......................        2,111,808                  8.0%
  30 Rockefeller Plaza
  New York, NY 10020
Wellington Management Company, LLP(3)............        1,995,400                  7.6%
  75 State Street
  Boston, MA 02109
J. & W. Seligman & Co. Incorporated(4)...........        1,951,774                  7.4%
  100 Park Avenue
  New York, NY 10017
Hartford Capital Appreciation HLS Fund,
  Inc.(5)........................................        1,886,500                  7.2%
  200 Hopmeadow Street
  Simsbury, CT 06070
Public Employees Retirement System of Ohio.......        1,800,000                  6.9%
  277 East Town Street
  Columbus, OH 43215
Peter Cartwright(6)..............................        1,004,626                  3.7%
Ann B. Curtis(7).................................          275,469                  1.0%
Lynn A. Kerby(8).................................          164,523                    *
Robert D. Kelly(9)...............................          120,890                    *
Gloria S. Gee(10)................................           16,201                    *
Jeffrey E. Garten(11)............................           13,000                    *
Susan C. Schwab(11)..............................           13,000                    *
George J. Stathakis(12)..........................           45,220                    *
John O. Wilson(11)...............................           15,903                    *
V. Orville Wright(13)............................           20,419                    *
All executive officers and directors as a group
  (10 persons)(14)...............................        1,689,251                  6.0%

---------------
  *  Less than one percent

 (1) This table is based in part upon information supplied by Schedules 13G filed by principal stockholders with the Securities and Exchange Commission (the "Commission"). Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days after a specified date, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding as of March 26, 1999 was 26,267,297.

 (2) According to the Schedule 13G filed with the Commission, Lazard Freres & Co. LLC possesses sole voting power over 1,649,545 shares and sole investment power over 2,111,808.

 (3) According to the Schedule 13G filed with the Commission, Wellington Management Company, LLP possesses shared voting power over 1,960,400 shares and shared investment power over 1,995,400 shares.

 (4) According to the Schedule 13G filed with the Commission, J. & W. Seligman & Co. Incorporated possesses shared voting power over 1,568,500 shares and shared investment power over 1,951,774 shares.

 (5) According to the Schedule 13G filed with the Commission, Hartford Capital Appreciation HLS Fund, Inc. possesses shared voting and investment power over 1,886,500 shares.

 (6) Includes options to purchase 998,676 shares of the Company's Common Stock issuable upon the exercise of options outstanding as of March 26, 1999 or within 60 days thereafter.

 (7) Includes options to purchase 275,156 shares of the Company's Common Stock issuable upon the exercise of options outstanding as of March 26, 1999 or within 60 days thereafter.

 (8) Includes options to purchase 164,023 shares of the Company's Common Stock issuable upon the exercise of options outstanding as of March 26, 1999 or within 60 days thereafter.

 (9) Includes options to purchase 119,890 shares of the Company's Common Stock issuable upon the exercise of options outstanding as of March 26, 1999 or within 60 days thereafter.

(10) Includes options to purchase 15,811 shares of the Company's Common Stock issuable upon the exercise of options outstanding as of March 26, 1999 or within 60 days thereafter. Ms. Gee assumed a non-executive officer position at the Company as of November 1, 1998.

(11) Represents shares of the Company Common Stock issuable upon exercise of options that are exercisable as of March 26, 1999 or will become exercisable within 60 days thereafter.

(12) Includes options to purchase 42,220 shares of the Company's Common Stock issuable upon the exercise of options outstanding as of March 26, 1999 or within 60 days thereafter.

(13) Includes options to purchase 15,419 shares of the Company's Common Stock issuable upon the exercise of options outstanding as of March 26, 1999 or within 60 days thereafter.

(14) Includes options to purchase 1,673,098 shares of the Company's Common Stock issuable upon the exercise of options outstanding as of March 26, 1999 or within 60 days thereafter.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

OTHER EXECUTIVE OFFICERS

     Set forth in the table below is a list of the Company's executive officers that are not directors, together with certain biographical information.

           NAME              AGE                 POSITION
           ----              ---                 --------
                                   Executive Vice
Lynn A. Kerby..............  60    President -- Operations
Robert D. Kelly............  41    Senior Vice President -- Finance

     LYNN A. KERBY joined the Company in January 1991 and served as Vice President of Operations through January 1993, at which time he became a Senior Vice President -- Operations for the Company. Mr. Kerby became Executive Vice President -- Operations of the Company in August 1998. Prior to joining the Company, Mr. Kerby served as Senior Vice President -- Operations of Guy F. Atkinson Company ("Guy F. Atkinson"), an engineering and construction company, from 1989 to 1990, and served in various other positions within Guy F. Atkinson since 1961. Mr. Kerby served on Calpine's Board of Directors from 1984 to 1988 as a Guy F. Atkinson representative. He obtained a Bachelor of Science Degree in Civil Engineering and Business from the University of Idaho in 1961. Mr. Kerby holds a Class A Contractors License in the states of California, Arizona and Hawaii.

     ROBERT D. KELLY has served as the Company's Senior Vice
President -- Finance since January 1998 and Vice President, Finance from April 1994 to January 1998. Mr. Kelly's responsibilities include all project and corporate finance activities. From 1992 to 1994, Mr. Kelly served as Director -- Project Finance for the Company, and from 1991 to 1992, he served as Project Finance Manager. Prior to joining the Company, he was the Marketing Manager of Westinghouse Credit Corporation from 1990 to 1991. From 1989 to 1990, Mr. Kelly was Vice President of Lloyds Bank PLC. From 1982 to 1989, Mr. Kelly was employed in various positions with The Bank of Nova Scotia. He obtained a Master of Business Administration Degree from Dalhousie University, Canada in 1980 and a Bachelor of Commerce Degree from Memorial University, Canada, in 1979.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned for services rendered to the Company in all capacities during each of the fiscal years ended December 31, 1996, 1997 and 1998 by the Company's Chief Executive Officer and each of the three other most highly compensated executive officers of the Company serving in that capacity as of December 31, 1998. Ms. Gee is also included in the table because she would have been among the four most highly compensated executive officers at the Company on the last day of the 1998 fiscal year had she not assumed another non-executive officer position at the Company as of November 1, 1998. No other executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for the 1998 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that year.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                          ANNUAL COMPENSATION       ------------------
                                       --------------------------       SECURITIES          ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS     UNDERLYING OPTIONS   COMPENSATION(1)
     ---------------------------       ----   --------   --------   ------------------   ---------------
Peter Cartwright.....................  1998   $400,000   $600,000        110,000             $3,330
  Chairman of the Board,               1997    375,000    300,000        110,000              3,330
  President and Chief                  1996    341,000    272,071        181,790              3,330
  Executive Officer
Lynn A. Kerby........................  1998    228,250    175,000         25,000                 --
  Executive Vice                       1997    220,000     90,000         25,000                 --
  President -- Operations              1996    206,250     75,000         41,552                 --
Ann B. Curtis........................  1998    220,000    250,000         30,000                 --
  Executive Vice President,            1997    205,000     90,000         30,000                 --
  Chief Financial Officer              1996    175,000     75,000         51,940                 --
  and Corporate Secretary
Robert D. Kelly......................  1998    205,000    230,000         21,500                 --
  Senior Vice                          1997    190,000    100,000         20,000                 --
  President -- Finance                 1996    162,428     75,000         36,358                 --
Gloria S. Gee(2).....................  1998    124,500     26,175          6,500                 --
  Controller and Chief                 1997    120,000     25,630          5,000                 --
  Accounting Officer                   1996    106,000     19,190         15,582                 --

---------------
(1) Represents the premium paid on a special life insurance policy maintained by the Company.

(2) Ms. Gee served as Corporate Controller and Chief Accounting Officer through November 1, 1998, before assuming a non-executive officer position at the Company.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options during the fiscal year ended December 31, 1998 to each of the executive officers named in the Summary Compensation Table above. The table also sets forth hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. No stock appreciation rights were granted during the year ended December 31, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS (1)
                                 -------------------------------------                POTENTIAL REALIZABLE VALUE
                                            PERCENTAGE OF                               AT ASSUMED ANNUAL RATES
                                 OPTIONS    TOTAL OPTIONS                             OF STOCK PRICE APPRECIATION
                                 GRANTED      GRANTED TO     EXERCISE                     FOR OPTION TERM (3)
                                 (NO. OF     EMPLOYEES IN    PRICE PER   EXPIRATION   ---------------------------
             NAME                SHARES)    FISCAL YEAR(2)     SHARE        DATE           5%            10%
             ----                --------   --------------   ---------   ----------   ------------   ------------
Peter Cartwright...............  110,000         27.8%        $17.20       3/5/08      $1,189,869     $3,015,361
Lynn A. Kerby..................   25,000          6.3%        $17.20       3/5/08         270,425        685,309
Ann B. Curtis..................   30,000          7.6%        $17.20       3/5/08         324,510        822,371
Robert D. Kelly................   21,500          5.4%        $17.20       3/5/08         232,565        589,366
Gloria S. Gee..................    6,500          1.6%        $17.20       3/5/08          70,310        178,180

---------------
(1) Each option set forth in the table above has a maximum term of ten (10) years measured from the grant date, subject to earlier termination upon the executive officer's termination of service with the Company. Each option will become exercisable for 25% of the option shares upon the officer's completion of each of the four years of service measured from the grant date. The option will immediately become exercisable for all of the option shares upon an acquisition of the Company by merger or asset sale unless the options are assumed by the successor corporation.

(2) The Company granted options to purchase 395,000 shares of Common Stock during the year ended December 31, 1998.

(3) The 5% and 10% assumed annual rates of compound stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or a projection by the Company of future stock prices.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information concerning the exercise of options during the 1998 fiscal year and the number of shares subject to exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table above as of December 31, 1998. No stock appreciation rights were exercised by such executive officers during the year ended December 31, 1998, and no stock appreciation rights were outstanding at the end of that year.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                    OPTIONS AT DECEMBER 31, 1998       IN-THE-MONEY OPTIONS
                         SHARES                           (NO. OF SHARES)            AT DECEMBER 31, 1998 (2)
                       ACQUIRED ON      VALUE       ----------------------------   ----------------------------
        NAME            EXERCISE     REALIZED (1)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
        ----           -----------   ------------   -----------    -------------   -----------    -------------
Peter Cartwright.....        --             --        852,618         328,065      $18,662,231     $3,908,426
Lynn A. Kerby........    10,000        226,200        127,734          77,927        2,519,509        956,340
Ann B. Curtis........        --             --        233,582          91,871        5,104,468      1,110,409
Robert D. Kelly......        --             --         94,465          60,264        1,871,525        698,650
Gloria S. Gee........        --             --          9,040          18,042          138,992        209,475

---------------
(1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

(2) Based upon the market price of the Common Stock on December 31, 1998 ($25.25 per shares) less the option exercise price payable per share.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into employment agreements with Mr. Cartwright, Mr. Kerby, Ms. Curtis and Mr. Kelly. Each of the employment agreements expires during 1999 unless earlier terminated or subsequently extended. The employment agreements provide for the payment of a base salary, subject to periodic adjustment by the Board of Directors, and provide for annual bonuses based on the Company's bonus plans and participation in all benefit and equity plans. The employment agreements also provide for other employee benefits such as life insurance and health care, in addition to certain disability and death benefits. Severance benefits, including the acceleration of outstanding options, are also payable upon an involuntary termination or a termination following a change of control in the Company. Severance benefits would not be payable in the event that termination was for cause.

     Should the Company be acquired by merger or asset sale, then all outstanding options held by the Chief Executive Officer and the other executive officers under the Company's 1996 Plan will automatically accelerate and vest in full, except to the extent those options are to be assumed by the successor corporation. In addition, the Compensation Committee as Plan Administrator of the 1996 Plan has the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer or any other executive officer or any unvested shares of Common Stock subject to direct issuances held by such individual, in connection with the termination of that individual's employment following: (i) a merger or asset sale in which these options are assumed or are assigned; or (ii) certain hostile changes in control of the Company. In addition, certain executive officers have existing employment agreements that provide for the acceleration of their options upon a termination of their employment following certain changes in control or ownership of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company's Board of Directors are as named below in the Compensation Committee Report. No member of the committee was at anytime during 1998 or at any other time an officer or employee of the Company.

     No executive officer of the Company serves as a member of the board of directors or the compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or its Compensation Committee.

EXECUTIVE COMPENSATION REPORT

     The following Report of the Compensation Committee on Executive Compensation and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors administers the Company's compensation policies and programs. The Compensation Committee was established in 1996 following the Company's initial public offering. The Compensation Committee sets the cash compensation of the Chief Executive Officer and reviews the design, administration, and effectiveness of the cash compensation programs for other key executives, as well as administering the Company's stock incentive plans and approving stock option grants for all employees, including executive officers. The Compensation Committee serves under a charter adopted by the Board of Directors and is comprised entirely of outside directors who have never served as officers of the Company. The Compensation Committee is referred to herein as the "Committee".

  COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing power industry. The Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate, and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of overall financial results and individual contributions. Within this overall philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of certain comparable companies with whom the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's overall financial performance relative to corporate objectives and based on individual contributions.

     - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

  COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term equity-based incentive awards.

     The Committee determines executive officers' compensation levels with the assistance of the Company's Human Resources Department, which works with an independent consulting firm that furnishes the Committee with executive compensation data drawn from a nationally recognized survey of comparable companies.

     The positions of the Company's CEO and executive officers were compared with those of their counterparts at comparable companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives, and total cash compensation. In addition, comparable companies' practices concerning stock option grants were reviewed and compared.

     Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at comparable companies. The Company's policy is to target base salary levels between the 50th and 75th percentile of compensation practices at comparable companies.

     Variable Incentive Awards. To reinforce the attainment of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year and the executive's individual contribution. The incentive plan requires that certain performance objectives be attained before any incentives are awarded. Once the threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at comparable companies. In 1998, the Company exceeded its performance objectives. Awards paid reflected these results plus individual accomplishments of both corporate and functional objectives.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term equity-based incentive awards is to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets the incentives at a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, and comparable awards made to individuals in similar positions with comparable companies. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

     During 1998, the Board of Directors made option grants to Mr. Cartwright, Mr. Kerby, Ms. Curtis, Mr. Kelly and Ms. Gee under the Company's Stock Option Program. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Specifically, the option vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

     CEO Compensation. The Company's Chairman, President and Chief Executive Officer, Peter Cartwright, has an existing employment agreement with the Company which has a term of five years (ending December 31, 1999 unless extended). The annual base salary for Mr. Cartwright for 1998 was $400,000. The base compensation payable to Mr. Cartwright was determined by the Board of Directors based on Mr. Cartwright's personal performance of his duties and on salary levels paid to chief executive officers of comparable companies. In setting the compensation payable to Mr. Cartwright, a significant percentage of his total compensation is tied to Company performance and long-term stock price appreciation.

     Mr. Cartwright's variable incentive award for 1998 was based on the actual financial performance of the Company relative to corporate objectives and a measure of his individual contribution. His award was based on the incentive plan used for all executive officers. The option grant made to Mr. Cartwright during 1998 was based upon his performance and leadership with the Company.

     Compliance with Internal Revenue Code Section 162(m). As a result of
Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a Federal income tax deduction for compensation paid to certain officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. Any compensation deemed paid in connection with the exercise of stock options granted under the 1996 Plan will qualify as performance-based compensation.

     The cash compensation paid to the Company's executive officers during 1998 did not exceed the $1 million limit per officer. The Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. However, the Committee will reconsider this decision should the individual compensation of any executive officer exceed the $1 million level for 1999.

     Submitted on behalf of the Compensation Committee of the Board of Directors.

                                          Compensation Committee:
                                          Susan C. Schwab, (Chair)
                                          Jeffrey E. Garten
                                          V. Orville Wright

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 1994, the Company entered into a Consulting Contract with Mr. George Stathakis, a Director, which was amended and restated effective June 3, 1996. In April 1997, the Company entered into a Consulting Contract with Mr. Stathakis, effective January 1, 1997, to replace the prior agreement. During 1998, Mr. Stathakis again served as a consultant to the Company. In April 1998, the Company entered into a Consulting Contract with Mr. Stathakis, effective as of January 1, 1998, which replaced the previous Consulting Contract. Pursuant to the Consulting Contract, Mr. Stathakis has been retained to provide, among other things, advice to the Company with regard to domestic and international business, to identify project investment opportunities and to provide advisory support to the Company's management. The Consulting Contract provides for a monthly retainer of $5,000 plus reimbursement of expenses. In addition, pursuant to the Consulting Contract, the Company granted to Mr. Stathakis a stock option to purchase 10,000 shares of the Company's Common Stock under the Company's 1996 Plan at an exercise price of $15.50 per share, which was fully vested on October 1, 1998. The Company will also pay Mr. Stathakis a fee to be negotiated between Mr. Stathakis and the Company for those project investment opportunities identified and otherwise earlier terminated or extended by mutual agreement of the parties. Under the Consulting Contract, Mr. Stathakis received total compensation of $60,000 in 1998.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the year ended December 31, 1998 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners except that Messrs. Kerby and Stathakis were required to file amended Form 4's, and that Messrs. Garten, Stathakis, Wilson and Wright and Dr. Schwab were required to file delinquent Form 4's.

                            STOCK PERFORMANCE GRAPH

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     On September 20, 1996, the Company issued Common Stock in its initial public offering. The Common Stock trades on the New York Stock Exchange under the symbol "CPN". The following graph compares the total return on the Company's Common Stock with the cumulative weighted average total return assuming reinvestment of dividends of (i) the Standard & Poor's 500 Stock Index ("S&P 500"), and (ii) an index of comparable peer issuers ("Peer Group") which includes AES Corp., MidAmerican Energy Company, Dynegy, Inc. and Trigen Energy Corporation for the period of September 30, 1996 through December 31, 1998. In accordance with the rules of the Securities and Exchange Commission, the returns are indexed to a value of $100 at September 30, 1996 and the returns of each company in the Peer Group have been weighted according to their market capitalization as of the beginning of the period.

                    COMPARISON OF CUMULATIVE TOTAL EARNINGS*
LOGO

                           1996-98 MEASUREMENT PERIOD

                                 SEPTEMBER 30, 1996   DECEMBER 31, 1996   DECEMBER 31, 1997   DECEMBER 31, 1998
                                 ------------------   -----------------   -----------------   -----------------
Calpine........................       $100.00              $125.00             $ 92.96             $157.80
S&P 500........................       $100.00              $108.34             $144.48             $185.78
Peer Group.....................       $100.00              $125.74             $173.53             $168.87

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          Peter Cartwright
                                          Chairman of the Board, President and
                                          Chief Executive Officer

April 9, 1999
San Jose, CA

     PLEASE MARK YOUR
[X]  VOTES AS IN THIS
     EXAMPLE

                            FOR  WITHHELD        Nominees: Peter Cartwright
1.  ELECTION OF DIRECTORS   [ ]    [ ]                     Susan C. Schwab

    For, except vote withheld from the following nominee(s):

    --------------------------------------------------------

2.  Proposed to ratify the election of Arthur Anderson     FOR  AGAINST  ABSTAIN
    LLP as the independent auditors for the year ending    [ ]    [ ]      [ ]
    December 31, 1999.

                                                                    I PLAN
                                                                 TO ATTEND   [ ]
                                                               THE MEETING

                                               COMMENT/ADDRESS CHANGE
                                               (Please mark this box if you  [ ]
                                               have written comments/address
                                               change on the reverse side.)


SIGNATURE(S)                                                DATE
            -----------------------------------------------     ----------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              FOLD AND DETACH HERE


                         ANNUAL MEETING OF STOCKHOLDERS
                             OF CALPINE CORPORATION

                             THURSDAY, MAY 27, 1999
                                   9:00 A.M.

                              HYATT SAINTE CLAIRE
                                 GRAND BALLROOM
                              SAN JOSE, CALIFORNIA
                    (SEE MAP ON REVERSE SIDE FOR DIRECTIONS)

                            YOUR VOTE IS IMPORTANT.

                 PLEASE COMPLETE, DATE AND SIGN PROXY CARD AND
           PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 [CALPINE LOGO]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              CALPINE CORPORATION
                      1999 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Calpine Corporation hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 1999 Annual Meeting of Stockholders of Calpine Corporation to be held May 27, 1999 and hereby appoints Peter Cartwright and Ann B. Curtis, and each of or either of them, proxy and attorney in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at meeting and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ELECTION OF THE COMPANY'S NOMINEES AS DIRECTORS AND THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS, AND THE PROXY HOLDER DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

COMMENTS/ADDRESS CHANGE (PLEASE MARK COMMENTS/ADDRESS BOX ON THE REVERSE SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

                              FOLD AND DETACH HERE

                       DIRECTIONS TO HYATT SAINTE CLAIRE
          302 SOUTH MARKET STREET, SAN JOSE, CALIFORNIA (408) 885-1234

                             [map with directions]